REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "AGREEMENT") is entered into as of July 26, 1996 by and between Gables Residential Trust, a Maryland real estate investment trust (the "COMPANY"), and Morning Grove Apartments, L.L.C., a Tennessee limited liability company (the "HOLDER").

     WHEREAS, the Holder on this day acquired 243,787 units (the "ACQUIRED UNITS") of limited partnership interest ("UNITS") in Gables Realty Limited Partnership, a Delaware limited partnership (the "OPERATING PARTNERSHIP"); and

     WHEREAS, under the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of January 26, 1994 (the "PARTNERSHIP AGREEMENT"), holders of Units may present such Units to the Partnership for redemption, and any Units so presented may be acquired by Gables Residential Trust, a Maryland real estate investment trust (the "COMPANY"), at the Company's option, for cash or common shares of beneficial interest, par value $.01 per share ("COMMON SHARES"), of the Company; and

     WHEREAS, in partial consideration of the transaction relating to the Acquired Units the Company, which owns a majority interest in the Operating Partnership, has agreed to provide the Holder with registration rights with respect to Common Shares, subject to the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. CERTAIN DEFINITIONS.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "REGISTRABLE SHARES" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the Securities Act or (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act.

     "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 4 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by the Holder, the fees and disbursements of counsel representing the Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by the Holder, all of which shall be borne by the Holder in all cases.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SHARES" shall mean any Common Shares issued or to be issued to the Holder by the Company upon acquisition by the Company of any Acquired Units presented to the Operating Partnership for redemption.

     2. REGISTRATION.

     (a) FILING OF SHELF REGISTRATION STATEMENT. Subject to the conditions set forth in this Agreement, at the written request of the Holder at any time after the date hereof the Company shall cause to be filed, as soon as reasonably practicable after the date of such request, a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective until the earliest of (a) the date on which the Holder no longer holds any Registrable Shares or (b) the date on which all of the Registrable Shares held or subsequently acquired by the Holder have become eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act and the Company has delivered to the Holder an opinion of counsel to such effect (hereinafter referred to as the "SHELF REGISTRATION EXPIRATION DATE").

     (b) DEMAND REGISTRATION. Subject to the conditions set forth in this Agreement, at any time after the Shelf Registration Expiration Date and while any Registrable Shares are outstanding, the Company shall, at the written request of the Holder if he is unable to sell his Registrable Shares pursuant to Rule 144(k) under the Securities Act, cause to be filed as soon as practicable after the date of such request a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares held by the Holder in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from the Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective thereafter until the date on which the Holder no longer holds any Registrable Shares.

     (c) PIGGYBACK REGISTRATION. If at any time after the Shelf Registration Expiration Date and while any Registrable Shares or Acquired Units are outstanding (without any obligation to do so) the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its Subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account, the Company shall give prompt written notice of such proposed filing to the Holder. The notice referred to in the preceding sentence shall offer the Holder the opportunity to register such amount of Registrable Shares as he may request (a "PIGGYBACK REGISTRATION"). Subject to the provisions of Section 3 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith all Registrable Shares for which the Company has received a written request for inclusion therein within fifteen (15) calendar days after the notice referred to above has been given by the Company to the Holder. The Holder shall be permitted to withdraw all or part of his Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration exceeds the number of Common Shares which can be sold in such offering, the Company will include in such registration in the following priority: (i) first, all Common Shares the Company proposes to sell, (ii) second, the full number of applicable Common Shares requested to be included in such registration by holders of Common Shares with prior or superior piggyback registration rights and (iii) third, up to the full number of applicable Registrable Shares and Common Shares requested to be included in such registration by the Holder and other holders of Common Shares with piggyback registration rights of similar priority which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with the number of such Registrable Shares and other Common Shares of the Holder and such other holders, respectively, to be included in the Piggyback Registration to be allocated pro rata among the Holder and such other holders on the basis of the total number of shares requested to be included in such registration by the Holder and such other holders of Registrable Shares).

     (d) The Company shall notify the Holder of the effectiveness of the Registration Statement and shall furnish to the Holder the number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as the Holder may reasonably request in order to facilitate his sale of the Registrable Shares in the manner described in the Registration Statement.

     (e) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 2. Upon five
(5) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or the Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statements. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

     (f) The Company shall promptly notify the Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information. In addition, the Company shall promptly notify the Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

     (g) At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, the Company shall immediately notify the Holder of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

     3. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as the Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, the Holder has notified the Company that he no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify the Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     4. EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that the Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by him and for any legal, accounting and other expenses incurred by him.

     5. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify the Holder against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, that the Company shall not be liable to the Holder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding the Holder or his plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by the Holder or (ii) the Holder's failure to send or give a copy of the final prospectus furnished to it by the Company through no fault of the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

     6. COVENANTS OF THE HOLDER. The Holder hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning his plan of distribution and ownership interests with respect to his Registrable Shares in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in the
Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either a Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, his plan of distribution or ownership interests, which was furnished to the Company by the Holder expressly for use therein unless such statement or omission was corrected in writing to the Company not less than two (2) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder through no fault of the Company.

     7. SUSPENSION OF REGISTRATION REQUIREMENT.

     (a) The Company shall promptly notify the Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

     (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a BONA FIDE business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "SUSPENSION EVENT") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 90 days. The Company shall notify the Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 7(b), nature of any Suspension Event.

     (c) The Holder agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Company-initiated registration), during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of each Company-initiated offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; PROVIDED, HOWEVER, that such 60-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 2(f) or (g) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 2(g) hereof.

     8. BLACK-OUT PERIOD. Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holder agrees that he will not effect any sales of the Registrable Shares pursuant to theRegistration Statement or any such filings at any time after he has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) after the conclusion of any such Suspension Event.

     9. ADDITIONAL SHARES. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

     10. CONTRIBUTION. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 10, the Holder shall not be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     11. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holder to register the Registrable Shares under the Securities Act.

     12. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the parties hereto.

     13. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(e) or
Section 6, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

     If to the Company: Gables Residential Trust 2859 Paces Ferry Road Suite 1400 Atlanta, GA 30339 Attn: Marcus E. Bromley, President Telecopy: (770) 435-7434 with a copy to: Goodwin, Procter & Hoar LLP Exchange Place Boston, MA 02109 Attn: Gilbert G. Menna, P.C. Telecopy: (617) 523-1231

     If to the Holder: Morning Grove Apartments, L.L.C. c/o McNeill Hospitality Corporation 4735 Spottswood, Suite 102 Memphis, TN 38124-0777 Attn: Phillip H. McNeill, Sr. Telecopy: (901) 761-1485 In addition to the manner of notice permitted above, notices given pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by the Holder and any attempted assignment hereof by the Holder will be void and of no effect and shall terminate all obligations of the Company hereunder; PROVIDED THAT the Holder may assign his rights hereunder in connection with any of the following types of dispositions of Acquired Units or of Common Shares issued by the Company in consideration of Acquired Units:

          (i) a disposition to the Holder's spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or the Holder retains the entire beneficial interest;

          (ii) a disposition by the Holder upon his death to his estate, executor, administrator or personal representative or to the Holder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

          (iii) a disposition by the Holder as a gift or other transfer without consideration; and

          (vi) a disposition by the Holder pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

     PROVIDED, FURTHER, however, that any such assignment shall be effective only if, and only so long as, the assignee of Acquired Units or Common Shares in such disposition is an accredited investor under Regulation D of the Securities Act and the disposition of Acquired Units or Common Shares to such assignee does not otherwise cause the Company or the Operating Partnership to be in violation of applicable federal or state securities laws.

     In the event the Holder assigns his rights hereunder, the Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such assignment, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Shares or Units). Thereafter, such transferee shall be deemed to be the Holder for purposes of this Agreement.

     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

     17. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     18. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

     GABLES RESIDENTIAL TRUST


     By: /S/ PERRY M. PARROTT, JR.
     Name: Perry M. Parrott, Jr.
     Title: Sr. Vice President



     MORNING GROVE APARTMENTS, L.L.C.,
     a Tennessee limited liability company


     By: /S/ PHILLIP H. MCNEILL,  SR.
     Name: Phillip H. McNeill, Sr.
     Title: Chief Manager